UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21915
Oppenheimer Baring SMA International Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: May 31
Date of reporting period: 05/28/2010

Item 1. Reports to Stockholders.

May 28, 2010

Oppenheimer Baring SMA International Fund

Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®
The Right Way to Invest

Oppenheimer Baring SMA International Fund ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Holdings
Centamin Egypt Ltd.	5.5%
UNI-CHARM Corp.	4.6
NTT DoCoMo, Inc.	4.5
Grifols SA	4.5
Reckitt Benckiser Group plc	4.5
Autonomy Corp. plc	4.5
Niko Resources Ltd.	4.5
Admiral Group plc	4.4
Oil Search Ltd.	4.4
Hitachi Metals Ltd.	4.4
Portfolio holdings and allocations are subject to change. Percentages are as of May 28, 2010, and are based on net assets.

Top Ten Geographical Holdings
United Kingdom	26.7%
Japan	24.2
Australia	10.9
Spain	5.0
Canada	4.9
Israel	4.8
Germany	4.8
France	4.8
Switzerland	4.7
Brazil	4.6
Portfolio holdings and allocations are subject to change. Percentages are as of May 28, 2010, and are based on the total market value of investments.
4 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

Regional Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of May 28, 2010, and are based on the total market value of investments.
5 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by the Portfolio Managers of the Fund’s performance during its fiscal year ended May 28, 2010, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.1
The Fund returned 5.17% during the 12-month reporting period, underperforming the MSCI EAFE Index (the “Index”), which rose 6.61%. Signs of an emerging economic recovery drove global equity markets higher for most of the reporting period. However, the global equity markets pulled back sharply in the last week of April 2010 and through the end of the reporting period due to worries about a cascading sovereign debt crisis. The Fund underperformed the Index particularly in July 2009 as markets sharply rebounded. The Fund performed better versus the Index during the market correction late in the reporting period.
     Over the reporting period, emerging markets and Asia excluding Japan performed well for the Index. The Fund benefited from its overweight positions in both of these regions. Europe excluding the United Kingdom and Japan were two weaker performing regions for the Index, and the Fund benefited from being underweight to both of them. The Fund’s stock selection in Asia excluding Japan and the United Kingdom benefited relative Fund performance, but weaker stock selection in Europe excluding the United Kingdom was a significant detractor.
     The Fund’s sector performance was particularly strong in materials, driven by strong performance of the Fund’s gold stocks. Despite being overweight energy, which underperformed during the reporting period, stronger relative stock selection contributed to Fund performance within the sector. Information technology also contributed positively to Fund performance due to both sector allocation and strong performances from stocks we added during the period. By far, the biggest detractor from relative Fund performance was the health care sector, where a number of European health care stocks underperformed.
     Among our gold holdings, Centamin Egypt Ltd. and Peter Hambro Mining plc (now known as Petropavlovsk plc), were the biggest contributors to performance and we continue to believe that the current easy monetary policy environment is favorable for gold prices. These two top contributors were followed by energy holding Niko Resources Ltd., financials stock Admiral Group plc and consumer staples security UNI-CHARM Corp. The two biggest detractors were Grifols and Lonza, both European health care stocks that suffered over the period. Lonza was sold by the end of the period as was Petropavlovsk plc.

1.	The Fund’s return has been calculated through May 28, 2010, the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. The Index’s return is calculated through May 31, 2010.
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     Throughout the reporting period, signs of an economic recovery continued to emerge, which we believe was a major positive factor for global equity markets. However, some monetary tightening has started to occur in Asia. China’s tightening has led to weakness in that equity market. At period end, western markets continued to have very loose monetary policies and this is likely to continue given the fiscal difficulties that western governments are undergoing. The great worry is that the Greek debt crisis, which has rattled the global equity markets, will create a contagion effect in the region, the effects of which ultimately could spread across all global equity markets and further send prices lower. At the same time, however, global equity markets have recovered a long way since their lows of March 2009 and a pause in performance was not unexpected.
     We believe that much of the strength in global markets during the reporting period was driven by the enormous fiscal and monetary stimulus that has been channeled into the global economy. We are concerned about this because it appears as though we are reaching the limits of fiscal stimulus, at least in terms of the bond markets’ willingness to fund it. In the most troubled economies, such as Greece, Spain, Portugal, and Ireland, significant fiscal cuts are already happening.
     In the U.S., barring the introduction of new measures, we believe fiscal stimulus will gradually be withdrawn in coming quarters. We do not believe that the global economy will be able to grow significantly without this fiscal stimulus, and that underpins our view that economic growth over the coming years is likely to be weak. While we believe fiscal stimulus will be withdrawn in many areas, in our opinion, it is unlikely that monetary stimulus will also be withdrawn. The U.S. Federal Reserve has given every indication that monetary policy will remain loose. The Bank of England has given similar indications.
     If bond markets do not cooperate and longer-term yields are to rise, we fully expect that more quantitative easing or other measures will be introduced. This environment of weak economic growth and easy monetary policy is one that we feel is favorable for growth stocks. At period end, finding and adding more of these types of securities to the portfolio is our main focus.
Comparing the Fund’s performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund held until May 28, 2010. Performance is measured from inception of the Fund on July 2, 2007. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
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FUND PERFORMANCE DISCUSSION
     The Fund’s performance is compared to the performance the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, an unmanaged index that is widely recognized as a measure of international stock performance. The Index cannot be purchased directly by investors. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graph shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the Index.
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 Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. For performance data current to the most recent month end, you may contact your advisor or the “wrap-fee” program sponsor.
Shares of the Fund may be purchased only by or on behalf of separately managed account clients (“wrap-fee” accounts) who have retained OFI Private Investments Inc. or certain of its affiliates (individually or collectively referred to as “OFI PI”), to manage their accounts pursuant to an investment management agreement with OFI PI and/or a managed account program sponsor as part of a “wrap-fee” program. Investors in the “wrap-fee” programs pay a “wrap-fee” to the sponsor of the program. The Fund’s total returns do not include the charges associated with the “wrap-fee” program. Such performance would have been lower if such charges were taken into account. See page 10 for further information.

1.	The Fund’s returns have been calculated through May 28, 2010, the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. The Index’s return is calculated through May 31, 2010.
9 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

NOTES
The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus, and if available, the Fund’s summary prospectus contains this and other information about the Fund, and may be obtained by asking your advisor or the “wrap-free” program sponsor. Read the prospectus, and if available, the Fund’s summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
The Fund commenced operations on 7/2/07.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
10 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 28, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
11 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	December 1, 2009	May 28, 2010	May 28, 2010

Actual
	$1,000.00	$938.10	$0.19
Hypothetical
(5% return before expenses)
	1,000.00	1,024.32	0.20
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended May 28, 2010 is as follows:
Expense Ratio
     0.04%
The expense ratio reflects voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
12 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

STATEMENT OF INVESTMENTS May 28, 20101

	Shares	Value

Common Stocks—90.4%
Consumer Discretionary—4.2%
Internet & Catalog Retail—4.2%
Rakuten, Inc.	314	$220,363
Consumer Staples—9.1%
Household Products—9.1%
Reckitt Benckiser Group plc	4,935	231,588
UNI-CHARM Corp.	2,400	236,707

		468,295

Energy—13.0%
Oil, Gas & Consumable Fuels—13.0%
Eni SpA	11,364	213,399
Niko Resources Ltd.	2,346	229,763
Oil Search Ltd.	48,716	227,900

		671,062

Financials—19.5%
Capital Markets—4.2%
UBS AG2	16,443	217,957
Insurance—15.3%
Admiral Group plc	12,303	228,703
Muenchener Rueckversicherungs-Gesellschaft AG	1,762	223,142
Prudential plc	14,613	114,433
Scor Se	11,497	222,491

		788,769
Health Care—4.5%
Biotechnology—4.5%
Grifols SA	20,471	233,298
Industrials—12.7%
Commercial Services & Supplies—4.3%
De La Rue plc	17,332	223,324
Machinery—4.1%
Kurita Water Industries Ltd.	8,200	212,402
Professional Services—4.3%
Capita Group plc	19,354	218,453
Information Technology—8.7%
IT Services—4.2%
Redecard SA	14,800	217,809
Software—4.5%
Autonomy Corp. plc[2]	9,121	230,390
Materials—14.2%
Chemicals—4.4%
Israel Chemicals Ltd.	20,482	225,475
Metals & Mining—9.8%
Centamin Egypt Ltd.[2]	129,472	281,640
Hitachi Metals Ltd.	23,000	225,685

		507,325

Telecommunication Services—4.5%
Wireless Telecommunication Services—4.5%
NTT DoCoMo, Inc.	157	234,798

Total Investments, at Value (Cost $4,459,385)	90.4%	4,669,720
Other Assets Net of Liabilities	9.6	493,361

Net Assets	100.0%	$5,163,081

Footnotes to Statement of Investments

1.	May 28, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements.

2.	Non-income producing security.
13 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

STATEMENT OF INVESTMENTS Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 28, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$220,363	$—	$—	$220,363
Consumer Staples	231,588	236,707	—	468,295
Energy	229,763	441,299	—	671,062
Financials	560,066	446,660	—	1,006,726
Health Care	233,298	—	—	233,298
Industrials	441,777	212,402	—	654,179
Information Technology	217,809	230,390	—	448,199
Materials	225,475	507,325	—	732,800
Telecommunication Services	—	234,798	—	234,798

Total Assets	$2,360,139	$2,309,581	$—	$4,669,720

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United Kingdom	$1,246,891	26.7%
Japan	1,129,955	24.2
Australia	509,540	10.9
Spain	233,298	5.0
Canada	229,763	4.9
Israel	225,475	4.8
Germany	223,142	4.8
France	222,491	4.8
Switzerland	217,957	4.7
Brazil	217,809	4.6
Italy	213,399	4.6

Total	$4,669,720	100.0%

See accompanying Notes to Financial Statements.
14 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

STATEMENT OF ASSETS AND LIABILITIES May 28, 20101

Assets
Investments, at value (cost $4,459,385)—see accompanying statement of investments	$4,669,720
Cash	443,384
Receivables and other assets:
Shares of beneficial interest sold	127,180
Dividends	26,662
Other	2,324

Total assets	5,269,270

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	60,463
Legal, auditing and other professional fees	33,337
Shareholder communications	11,287
Transfer and shareholder servicing agent fees	181
Trustees’ compensation	83
Other	838

Total liabilities	106,189

Net Assets	$5,163,081

Composition of Net Assets
Par value of shares of beneficial interest	$945
Additional paid-in capital	9,240,098
Accumulated net investment loss	(128,844)
Accumulated net realized loss on investments and foreign currency transactions	(4,158,876)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	209,758

Net Assets—applicable to 944,559 shares of beneficial interest outstanding	$5,163,081

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$5.47

1.	May 28, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements.
See accompanying Notes to Financial Statements.
15 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

STATEMENT OF OPERATIONS For the Year Ended May 28, 20101

Investment Income
Dividends (net of foreign withholding taxes of $9,947)	$123,657
Interest	3

Total investment income	123,660

Expenses
Management fees	28,454
Legal, auditing and other professional fees	43,075
Shareholder communications	18,189
Registration and filing fees	5,437
Transfer and shareholder servicing agent fees	2,540
Custodian fees and expenses	2,116
Trustees’ compensation	128
Other	1,137

Total expenses	101,076
Less waivers and reimbursements of expenses	(98,408)

Net expenses	2,668

Net Investment Income	120,992

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	239,598
Foreign currency transactions	16,813

Net realized gain	256,411
Net change in unrealized appreciation/depreciation on:
Investments	81,243
Translation of assets and liabilities denominated in foreign currencies	(238,238)

Net change in unrealized appreciation/depreciation	(156,995)

Net Increase in Net Assets Resulting from Operations	$220,408

1.	May 28, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements.
See accompanying Notes to Financial Statements.
16 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended May 31,	2010[1]	2009

Operations
Net investment income	$120,992	$278,995
Net realized gain (loss)	256,411	(3,925,827)
Net change in unrealized appreciation/depreciation	(156,995)	54,661

Net increase (decrease) in net assets resulting from operations	220,408	(3,592,171)

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(525,113)	(246,899)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions	728,442	2,780,481

Net Assets
Total increase (decrease)	423,737	(1,058,589)
Beginning of period	4,739,344	5,797,933

End of period (including accumulated net investment income (loss) of $(128,844) and $89,333, respectively)	$5,163,081	$4,739,344

1.	May 28, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements.
See accompanying Notes to Financial Statements.
17 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

Year Ended May 31,	2010[1]	2009	2008[2]

Per Share Operating Data
Net asset value, beginning of period	$5.78	$9.48	$10.00

Income (loss) from investment operations:
Net investment income[3]	.14	.28 [4]	.31
Net realized and unrealized gain (loss)	.20	(3.77)	(.21)

Total from investment operations	.34	(3.49)	.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.65)	(.21)	(.15)
Distributions from net realized gain	—	—	(.47)

Total dividends and/or distributions to shareholders	(.65)	(.21)	(.62)

Net asset value, end of period	$5.47	$5.78	$9.48

Total Return, at Net Asset Value[5]	5.17%	(36.34)%	0.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,163	$4,739	$5,798

Average net assets (in thousands)	$5,082	$5,958	$2,677

Ratios to average net assets:[6]
Net investment income	2.38%	4.68%[4]	3.55%
Total expenses	1.99%	1.90%	2.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.05%	0.04%	0.01%

Portfolio turnover rate	59%	126%	83%

1.	May 28, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements.

2.	For the period from July 2, 2007 (commencement of operations) to May 31, 2008.

3.	Per share amounts calculated based on the average shares outstanding during the period.

4.	Net investment income per share and the net investment income ratio include $0.10 and 1.64%, respectively, resulting from a dividend from De La Rue plc in November 2008.

5.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6.	Annualized for periods less than one full year.
See accompanying Notes to Financial Statements.
18 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Baring SMA International Fund (the “Fund”) is a registered investment company organized as a Massachusetts Business Trust. The Fund is registered as a non-diversified, open-end investment management company under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). The Manager has entered into a sub-advisory agreement with Baring International Investment Limited (the “Sub-Adviser”).
     Shares of the Fund may be purchased only by or on behalf of separately managed account clients (“wrap-fee” accounts) who have retained OFI Private Investments Inc. or certain of its affiliates (individually or collectively referred to as “OFI PI”), to manage their accounts pursuant to an investment management agreement with OFI PI and/or a managed account program sponsor as part of a “wrap-fee” program.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since May 28, 2010 represents the last day during the Fund’s 2010 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the
19 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
20 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$97,326	$—	$4,158,689	$16,532

1.	As of May 28, 2010, the Fund had $4,038,596 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of May 28, 2010, details of the capital loss carryforwards were as follows:

Expiring

2017	$1,601,600
2018	2,436,996

Total	$4,038,596

21 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

2.	As of May 28, 2010, the Fund had $120,093 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2019.

3.	During the fiscal year ended May 28, 2010, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended May 31, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for May 28, 2010. Net assets of the Fund were unaffected by the reclassifications.

Reduction to	Increase to
Accumulated Net	Accumulated Net
Investment	Realized Loss
Loss	on Investments

$185,944	$185,944
The tax character of distributions paid during the years ended May 28, 2010 and May 31, 2009 was as follows:

	Year Ended	Year Ended
	May 28, 2010	May 31, 2009

Distributions paid from:
Ordinary income	$525,113	$246,899
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 28, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$4,685,675

Gross unrealized appreciation	$463,706
Gross unrealized depreciation	(480,238)

Net unrealized depreciation	$(16,532)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts
22 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
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NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Year Ended May 28, 2010		Year Ended May 31, 2009
	Shares	Amount	Shares	Amount

Sold	501,809	$3,004,066	966,230	$6,775,640
Dividends and/or distributions reinvested	66,266	388,981	28,972	141,093
Redeemed	(443,946)	(2,664,605)	(786,561)	(4,136,252)

Net increase	124,129	$728,442	208,641	$2,780,481

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended May 28, 2010, were as follows:

	Purchases	Sales

Investment securities	$2,839,214	$2,864,874
4. Fees and Other Transactions with Affiliates
Management Fees. The Manager has contractually agreed to waive the entire amount of its advisory fee, which is 0.56% of the average annual net assets of the Fund. A portion of the “wrap-fee” that investors pay to the “wrap-fee” program sponsor may be attributed to the management of the Fund.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended May 28, 2010, the Fund paid $2,581 OFS for services to the Fund.
Sub-Adviser Fees. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. The Manager, not the Fund, pays the Sub-Adviser an annual fee under the Sub-Advisory Agreement between the Manager and the Sub-Adviser. The Manager will pay the Sub-Adviser, in proportion to the Fund’s assets comprising the “wrap-fee” strategy, a fee based on the investment management fee collected by OFI PI, pursuant to investment management agreements with clients or managed account program sponsors, who have retained OFI PI as part of a “wrap-fee” program.
24 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the entire amount of its advisory fee and pay or reimburse all expenses of the Fund, except extraordinary expenses, transfer agent fees and fees paid to the independent Trustees. Investors should be aware that even though the Fund does not pay any fees or expenses to the Manager, investors will pay a “wrap fee” to their program sponsor. During the year ended May 28, 2010, the Manager waived management fees in the amount of $28,454 and reimbursed expenses in the amount of $69,954.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Fund.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Foreign Currency Exchange Contracts
The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Foreign currency exchange contracts, if any, are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
     As of May 28, 2010, the Fund held no outstanding forward contracts.
6. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
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NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, OppenheimerFunds Distributor, Inc. (the “Distributor”), and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     The Distributor and another subsidiary of the Manager have been named as defendants in a putative class action filed in federal court in 2010. The plaintiff, a participant in the State of Texas’ college savings plan, asserts claims on behalf of all persons who invested in qualified 529 plans managed by these subsidiaries of the Manager and which held investments in a certain mutual fund managed by the Manager and distributed by the Distributor. Plaintiff alleges causes of action for “improper investments,” “breach of fiduciary duty,” and “punitive damages” arising from that fund’s investments in 2008 and 2009. The Manager and these subsidiaries believe that the complaint is legally deficient and intend to defend the case vigorously.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
26 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
27 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Baring SMA International Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Baring SMA International Fund, including the statement of investments, as of May 28, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period July 2, 2007 (commencement of operations) to May 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 28, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Baring SMA International Fund as of May 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period July 2, 2007 (commencement of operations) to May 31, 2008, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
July 16, 2010
28 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended May 28, 2010 are eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended May 28, 2010 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $117,055 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2010, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended May 28, 2010, the maximum amount allowable but not less than $3 or 0.00% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $8,011 of foreign income taxes were paid by the Fund during the fiscal year ended May 28, 2010. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.
     Gross income of the maximum amount allowable but not less than $140,198 was derived from sources within foreign countries or possessions of the United States.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
29 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC toll-free at 1-800-SEC-0330.
Householding — Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Age: 67	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Board since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

David K. Downes, Trustee (since 2007) Age: 70	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985- 1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Board since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Matthew P. Fink, Trustee (since 2006) Age: 69	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios
31 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Matthew P. Fink Continued	in the OppenheimerFunds complex. Mr. Fink has served on the Board since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Phillip A. Griffiths, Trustee (since 2006) Age: 71	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2000); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Board since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Mary F. Miller, Trustee (since 2006) Age: 67	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Board since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Joel W. Motley, Trustee (since 2006) Age: 58	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Board since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 64	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospitals) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Board since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.
32 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Joseph M. Wikler, Trustee (since 2006) Age: 69	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Board since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Peter I. Wold, Trustee (since 2006) Age: 62	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Board since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 51	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non- Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay
33 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
William F. Glavin, Jr., Continued	State Life Insurance Company; Chief Executive Officer and President (April 2007- January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 94 portfolios as an Officer in the OppenheimerFunds complex. Mr. Glavin has served on the Board since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 54	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2006) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008),Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 94 portfolios in the OppenheimerFunds complex.
34 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Robert G. Zack, Secretary (since 2006) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.525.7048.
35 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $26,800 in fiscal 2010 and $26,800 in fiscal 2009.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $293,340 in fiscal 2010 and $224,200 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services relating to FIN 45 and the capital accumulation plan.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $10,000 in fiscal 2010 and $5,515 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $303,340 in fiscal 2010 and $229,715 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.

Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 05/28/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2)	Exhibits attached hereto.

(3)	Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Baring SMA International Fund

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer
Date: 07/07/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date: 07/07/2010

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer

Date: 07/07/2010